Comerica Incorporated

First Quarter 2013 Financial Review
April 16, 2013

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Results

	1Q13	4Q12	1Q12
Diluted income per common share[1]	$0.70	$0.68	$0.66
Net interest income	$416	$424	$442
Loan accretion	*11*	*13*	*25*
Provision for credit losses	16	16	22
Noninterest income	200	204	206
Noninterest expenses	416	427	448
Restructuring expenses	--	*2*	--
Net income	134	130	130
Total average loans	$44,617	$44,119	$42,269
Total average deposits	50,692	51,282	48,311
Tier 1 common capital ratio[3]	10.40%[2]	10.17%	10.30%
Basel III Tier 1 common capital ratio[3]	9.4%	9.1%	--
Average diluted shares (millions)	*187*	*188*	*196*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]Estimated
[3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures

Comerica Bank

3

First Quarter 2013 Results

1Q13 vs. 4Q12	Chg $	Chg %	
Total average loans	498	1	Driven by Commercial loans
Commercial loans	*594*	*2*	Broad-based by line of business and geography
Total average deposits	(590)	(1)	$698MM decrease from title and escrow customers
Net Interest Income	(8)	(2)	Resulting from two fewer days in the quarter
Noninterest Income	(4)	(2)	Slight decline in customer derivative income and lending fees post strong 4Q12 levels
Noninterest Expense	(11)	(3)	Continued tight expense control
Net Income	4	3	
Net credit-related charge-offs	(13)	(35)	Solid credit quality
Provision for credit losses	--	--	
Shares Repurchased under share repurchase program	2.1MM shares or $71MM		Shareholder payout of 77% of earnings, combined with dividends

$ in millions

Comerica Bank

4

Well Positioned in Footprint:
Loan Growth in all Primary Markets



Average Loan Balances
13.9
13.8
13.5
13.4
13.6
+2%
-1%
12.1
12.6
12.9
13.3
13.5
+2%
+12%
9.3
9.5
9.6
9.8
10.1
+3%
+8%
1Q12
2Q12
3Q12
4Q12
1Q13
Michigan
California
Texas



Average Deposit Balances
19.5
19.2
19.6
20.0
20.2
+1%
+4%
13.7
14.1
15.0
15.5
14.4
-7%
+5%
10.2
10.2
9.9
9.8
10.0
+2%
-3%
1Q12
2Q12
3Q12
4Q12
1Q13
Michigan
California
Texas

$ in billions

5

Broad-Based Total Average Loan Growth:
Positive Trend Continues with Period-end Greater than Average



Total Loan Growth
Loan Yields
42.3
43.2
43.6
44.1
44.6
46.1
45.1
+6%
3.92
3.79
3.66
3.60
3.54
1Q12 2Q12 3Q12 4Q12 1Q13
Average Balances
4Q12 1Q13
Period-end



Commercial Loan Growth
Mortgage Banker
24.7
1.5
26.0
1.5
26.7
2.0
27.5
2.1
28.1
1.7
29.5
2.7
28.5
2.0
+13%
1Q12 2Q12 3Q12 4Q12 1Q13
Average Balances
4Q12 1Q13
Period-end

- Commitments increased $357MM to $50.9B at 3/31/13 resulting in line utilization of 47.7%, down from 49.4% at 12/31/12, primarily due to reduced Mortgage Banker usage, as expected
- Loan pipeline increased with growth across most business lines

Charts: $ in billions • 1Q13 compared to 4Q12

6

Deposit Levels Remain Strong



Deposit Costs Decline
Deposit Rates
48.3
48.7
49.9
51.3
50.7
52.2
52.1
+5%
0.26
0.25
0.24
0.22
0.21
1Q12 2Q12 3Q12 4Q12 1Q13
Average Balances
4Q12 1Q13
Period-end

Chart: $ in billions • 1Q13 compared to 4Q12

Total average deposits declined from record level

- $662MM increase in interest-bearing deposits, primarily due to shifting from noninterest-bearing to MMIA
- Noninterest-bearing deposits down $1.3B
- $698MM decrease in Financial Services Division, which provides services to title and escrow companies

Loan to Deposit Ratio of 86%

Comerica Bank

7

Stable Securities Portfolio: Highly Liquid, Highly Rated MBS



Primarily AAA Mortgage-backed Securities (MBS)
MBS
Other
Yield
9.5
9.4
9.6
10.0
9.8
2.73
2.55
2.42
2.25
2.21
1Q12
2Q12
3Q12
4Q12
1Q13

Chart: Average $ in billions • Excludes auction-rate securities • [1]Outlook as of April 16, 2013

Total average MBS portfolio of $9.6B at 1Q13, a decrease of $196MM from 4Q12

- Duration of 3.4 years
- Net unrealized pre-tax gain $218MM
- Unamortized premium of about $85MM
- Expect prepayments of $750MM-850MM for 2Q13[1]

Comerica Bank

8

Net Interest Income:
Impacted by Fewer Days in Quarter

Net Interest Income


Accretion
NIM
442
435
427
424
416
25
18
15
13
11
417
417
412
411
405
3.19
3.10
2.96
2.87
2.88
1Q12
2Q12
3Q12
4Q12
1Q13

Net interest income and rate NIM:		
$424MM	4Q12	2.87%
-7MM	2 fewer days in quarter	--
+4MM	Loan growth	--
-2MM	Loan portfolio dynamics	-0.01
-1MM	LIBOR decline	-0.01
- 2MM	Accretion on acquired portfolio	-0.01
-2MM	Securities portfolio	-0.01
+2MM	Lower funding costs	+0.01
--	Excess liquidity	+0.04
$416MM	1Q13	2.88%

FY13 Expected Accretion[1] of $20MM - $30MM

Chart: $ in millions • 1Q13 compared to 4Q12 • [1]Outlook as of April 16, 2013

Comerica Bank

9

Continued Strong Credit Quality

Net Charge-off Ratio Declines


Provision for credit-related losses
Net credit-related Charge-off Ratio
22
19
22
16
16
0.43
0.42
0.39
0.34
0.21
1Q12
2Q12
3Q12
4Q12
1Q13

Nonperforming Loans Continue to Trend Down


Nonperforming Loans
Accruing Watch list Loans[1]
4,206
3,835
3,653
3,088
3,110
856
747
692
541
515
1Q12
2Q12
3Q12
4Q12
1Q13

$ in millions • [1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans.

Comerica Bank

10

Noninterest Income

Total Noninterest Income



Customer-Driven Fee Income 1
206
22
184
211
27
187
197
14
183
204
14
190
200
16
184
1Q12
2Q12
3Q12
4Q12
1Q13

Customer-driven fee income decreased from high fourth quarter levels:

- -$5MM Customer Derivative Income
- -$4MM Commercial Lending Fees
- +$3MM Seasonal Service Charges on Deposit Accounts

Noncustomer-driven fee income increased:

- +$2MM Deferred compensation asset returns (offset in noninterest expense)

Chart: $ in millions • 1Q13 compared to 4Q12 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank

11

Continued Tight Expense Control

Noninterest Expense



Restructuring
448
448
433
425
449
424
427
425
416
416
-7%
1Q12
2Q12
3Q12
4Q12
1Q13

Full-Time Equivalent Employees



9,195
9,014
9,008
8,967
8,932
-3%
1Q12
2Q12
3Q12
4Q12
1Q13

Noninterest expense decreased $11MM, or 3%, reflecting:

- -$8MM Salaries
  - -$3MM 2 fewer days in quarter
  - -$4MM Severance
  - +$2MM Deferred compensation asset returns
- +$4MM Employee Benefits
- -$3MM Occupancy
- -$2MM Restructuring
- -$2MM Other Real Estate

Top Chart: $ in millions • 1Q13 compared to 4Q12

Comerica Bank

12

Strong Capital Position:
Leads to One of the Highest Payout Ratios Among Peers


Shareholder Payout Ratio
Dividends
Share Repurchases
41%
26%
15%
FY11
79%
59%
20%
FY12
77%
53%
24%
1Q13

2012 Capital Plan completed:

- $375MM share repurchase over five quarters (1Q12 through 1Q13)
- April 24, 2012 increased quarterly dividend 50% to $0.15 per share
- January 22, 2013 increased quarterly dividend 13% to $0.17 per share

2013 Capital Plan target[1]:

- $288MM share repurchase target over four quarters (2Q13 through 1Q14)

[1]Outlook as of April 16, 2013

Comerica Bank

13

Management 2013 Outlook[1]

Maintain focus on delivering a growing bottom line

FY 2013 compared to FY 2012 Based on current economic environment	
Average loans	Continued growth at a slower pace, with economic uncertainty impacting demand as well as continued pricing and structure discipline
Net interest income	Lower, reflecting a decline in purchase accounting accretion to $20-30MM and effect of low rate environment. Expect loan growth to partially offset impact from low rates
Provision	Stable, reflecting loan growth offset by a continued decline in nonperforming loans and net charge-offs
Noninterest income	Customer-driven noninterest income relatively stable, reflecting cross-sell initiatives and selective pricing adjustments partially offset by regulatory pressures on certain products, such as customer derivatives. Outlook does not include expectations for non-customer driven income
Noninterest expense	Lower, reflecting further cost savings due to tight expense control and no restructuring expenses
Income taxes	Effective tax rate of approximately 27.5%

[1]Outlook as of April 16, 2013

Comerica Bank

14

Appendix

Comerica Bank

Loans by Business and Market

By Line of Business	1Q13	4Q12	1Q12
Middle Market			
General	$13.4	$13.2	$13.0
Energy	3.0	2.9	2.3
National Dealer Services	4.9	4.6	3.8
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.0	1.9	1.6
Environmental Services	0.8	0.7	0.6
Total Middle Market	$24.7	$23.9	$21.9
Corporate			
US Banking	2.8	2.8	2.8
International	1.8	1.8	1.6
Mortgage Banker Finance	1.7	2.1	1.5
Commercial Real Estate	3.7	3.7	4.4
BUSINESS BANK	**$34.7**	**$34.3**	**$32.2**
Small Business	3.6	3.5	3.6
Retail Banking	1.7	1.8	1.9
RETAIL BANK	**$5.3**	**$5.3**	**$5.5**
Private Banking	4.6	4.5	4.6
WEALTH MANAGEMENT	**$4.6**	**$4.5**	**$4.6**
TOTAL	**$44.6**	**$44.1**	**$42.3**

By Market	1Q13	4Q12	1Q12
Michigan	$13.6	$13.4	$13.9
California	13.5	13.3	12.1
Texas	10.1	9.8	9.3
Other Markets	7.4	7.6	7.0
TOTAL	**$44.6**	**$44.1**	**$42.3**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

16

2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 1Q12 2Q12 3Q12 4Q12 1Q13 Loan Performance in Select Portfolios:Continued Broad-Based Growth Average $ in millions 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1Q12 2Q12 3Q12 4Q12 1Q13 +22% 17 3,80 0 4,28 3 4,29 8 4,62 2 4,87 0 1Q12 2Q12 3Q12 4Q12 1Q13 +28% National Dealer Services +30% Energy Tech and Life Sciences General Middle Market 12,9 96 13,1 84 13,0 73 13,1 54 13,4 16 1Q12 2Q12 3Q12 4Q12 1Q13 +3% 18 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up $83MM from 4Q12 4,151 4,228 4,248 4,345 4,655 1Q12 2Q12 3Q12 4Q12 1Q13 +12% At 3/31/13 ● Charts: $ in millions ● 1Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments1 Commercial Real Estate Line of Business:Pace of Decline Continued to Slow

Shared National Credit Relationships:
Largely Middle Market Portfolio

- Approximately 875 borrowers
- Strategy: Full relationships with ancillary business
- Comerica is agent for approximately 17%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

March 31, 2013: $9.4B


Environmental Services $0.4B 4%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.6B 6%
Entertainment $0.2B 2%
Corporate $2.6B 28%
Energy $2.7B 30%
Tech. & Life Sciences $0.2B 2%
National Dealer $0.4B 4%
General $2.1B 22%
= Total Middle Market (64%)

Period-end outstandings as of March 31, 2013 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

19

National Dealer Services Line of Business:
Diverse Franchise with Strong Customers

Franchise Distribution[1]


Toyota/ Lexus 17%
Honda/Acura 17%
Ford 8%
GM 9%
Chrysler 8%
Mercedes 3%
Nissan/ Infiniti 8%
Other European 9%
Other Asian 11%
Other² 10%

Geographic Dispersion

California	60%	Texas	6%
Michigan	20%	Other	13%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Majority are "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance


Loan Balances
($ in Billions)
4.9
3.5
3.5
3.5
4.3
4.9
5.0
2008
2009
2010
2011
2012
1Q13
1Q13
Average
Period End

[1]Franchise distribution based on March 31, 2013 period-end (PE) outstandings • [2]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans).

Comerica Bank

20

Nonperforming Assets:
Continue to Trend Down

March 31, 2013
Nonaccrual Loans $494MM
By Business



Commercial Real Estate $122MM
Private Banking $57MM
Small Business $92MM
Other $91MM
Middle Market $126MM
Corporate $6MM

Nonperforming Assets of $555MM, a $40MM decrease, included:

- Nonaccrual loans decreased $25MM
- Foreclosed Property decreased to $40MM

Troubled Debt Restructurings (TDRs) of $233MM, included:

- $85MM Performing Restructured
- $21MM Reduced Rate
- $127MM Nonaccrual TDR

Nonperforming Assets



Nonperforming Assets as a Percentage of Total Loans + ORE
923
814
755
595
555
2.14
1.85
1.71
1.29
1.23
1Q12
2Q12
3Q12
4Q12
1Q13

Charts: $ in millions • 1Q13 compared to 4Q12

Comerica Bank

21

Deposits by Business and Market

By Line of Business	1Q13	4Q12	1Q12
Middle Market			
General	$14.1	$14.6	$13.5
Energy	0.4	0.5	0.7
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.0	5.2	4.7
Environmental Services	0.2	0.1	0.1
Total Middle Market	$20.0	$20.7	$19.3
Corporate			
US Banking	2.3	2.1	1.9
International	1.5	1.6	1.4
Mortgage Banker Finance	0.6	0.6	0.4
Commercial Real Estate	1.2	1.1	1.0
BUSINESS BANK	**$25.6**	**$26.1**	**$24.0**
Small Business	2.6	2.7	2.6
Retail Banking	18.4	18.2	17.8
RETAIL BANK	**$21.0**	**$20.9**	**$20.4**
Private Banking	3.7	3.8	3.6
WEALTH MANAGEMENT	**$3.7**	**$3.8**	**$3.6**
Finance/ Other	0.4	0.5	0.3
TOTAL	**$50.7**	**$51.3**	**$48.3**

Average $ in billions

By Market	1Q13	4Q12	1Q12
Michigan	$20.2	$20.0	$19.5
California	14.4	15.5	13.7
Texas	10.0	9.8	10.2
Other Markets	5.7	5.5	4.6
Finance/ Other	0.4	0.5	0.3
TOTAL	**$50.7**	**$51.3**	**$48.3**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Comerica Bank

22

Efficiency Ratio and ROA Goals



Efficiency Ratio
59%
66%
69%
67%
72%
69%
68%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
2012
YTD 2013



Return on Average Assets (ROA)
1.17%
0.33%
0.03%
0.50%
0.69%
0.83%
0.84%
20 year average: 1.18%
Long-Term Goal:
Above 1.30%
2007
2008
2009
2010
2011
2012
YTD 2013

Goal as of April 16, 2013

Comerica Bank

23

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	B+	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 4/10/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

24

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Tier 1 capital[1,2]	$6,748	$6,705	$6,685	$6,676	$6,647
Less: Trust preferred securities	--	--	--	--	--
Tier 1 common capital[2]	6,748	6,705	6,685	6,676	6,647
Risk-weighted assets[1,2]	64,895	65,954	64,432	64,028	64,526
Tier 1 common capital ratio[2]	***10.40%***	***10.17%***	***10.38%***	***10.43%***	***10.30%***
Total shareholders' equity	$6,988	$6,942	$7,084	$7,028	$6,985
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	21	22	25	28	30
Tangible common equity	$6,332	$6,285	$6,424	$6,365	$6,320
Total assets	$64,885	$65,069	$63,000	$62,380	$62,325
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	21	22	25	28	30
Tangible assets	$64,229	$64,412	$62,340	$61,717	$61,660
Tangible common equity ratio	***9.86%***	***9.76%***	***10.30%***	***10.31%***	***10.25%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]March 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

25

Supplemental Financial Data

Tier 1 Common Equity under Basel III (estimated) ($ in billions)

Tier 1 Common Equity under Basel III (estimated)

	3/31/13	12/31/12
Tier 1 common capital under Basel I[1,2]	$6.7	$6.7
Adjustments from Basel I to Basel III:		
Cumulative other comprehensive income[3]	(0.4)	(0.4)
Tier 1 common equity anticipated under Basel III[4]	$6.3	$6.3
Risk-weighted assets under Basel I[1,2]	$64.9	$66.0
Adjustments from Basel I to Basel III:		
Unused commitments < 1 Year	1.1	1.0
Real estate related	0.9	0.9
Other	0.6	0.5
Risk-weighted assets anticipated under Basel III[4]	$67.5	$68.4
Tier 1 common capital ratio	10.40%	10.17%
Basel III Tier 1 common capital ratio	9.4%	9.1%

Basel III calculations reflect adjustments for the related elements as proposed by regulatory authorities. Basel III impact is estimated and subject to final rulemaking. The Corporation may be affected by other changes due to Basel III.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]March 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.
[3]Includes AFS mark-to-market and defined benefit pension liability.
[4]The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the Corporation's interpretation of the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized Approach.

Comerica Bank

26